SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                       Proxy Statement Pursuant to Section
                  14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[     ]  Preliminary Proxy Statement
[     ]  Confidential,  For  Use  of the  Commission  Only  (as  permitted  by
         Rule 14a-6(e)(2))
[  X  ]  Definitive  Proxy  Statement
[     ]  Definitive  Additional Materials
[     ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                       LIBERTY ALL-STAR GROWTH FUND, INC.
                   ------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                    ------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X  ]  No fee required.
[    ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:


         2) Aggregate number of securities to which transaction applies:


         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


         4) Proposed maximum aggregate value of transaction:


         5) Total fee paid:


[     ]  Fee paid previously with preliminary materials.

[     ]  Check box if any part of the fee is offset as  provided by Exchange
           Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1)  Amount Previously Paid:


         2)  Form, Schedule or Registration Statement No.:


         3)  Filing Party:


         4)  Date Filed:

                       LIBERTY ALL-STAR GROWTH FUND, INC.
                              FEDERAL RESERVE PLAZA
                               600 ATLANTIC AVENUE
                        BOSTON, MASSACHUSETTS 02210-2214
                                 (617) 722-6036

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 18, 2001

To the Shareholders of Liberty All-Star Growth Fund, Inc.:

NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Shareholders of Liberty All-Star Growth Fund, Inc. (the "Fund") will be held in Room AV-1, 3rd Floor, Federal Reserve Plaza, 600 Atlantic Avenue, Boston, Massachusetts, on April 18, 2001, at 11:00 a.m., Boston time. The purpose of the Meeting is to consider and act upon the following matters:

1.   To elect two Directors of the Fund.

2. To approve the Fund's Portfolio Management Agreement with TCW Investment Management Company.


3. To ratify the selection by the Board of Directors of PricewaterhouseCoopers LLP as the Fund's independent accountants for the year ending December 31, 2001.

4. To transact such other business as may properly come before the Meeting or any adjournments thereof.


The Board of Directors has fixed the close of business on February 1, 2001, as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Meeting and any adjournments thereof.


YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ALL OF THE PROPOSALS.


                                        By order of the Board of Directors

                                        William J. Ballou, Secretary

YOUR VOTE IS IMPORTANT--PLEASE RETURN YOUR PROXY PROMPTLY.

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WE URGE YOU, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, TO INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

March 1, 2001

                       LIBERTY ALL-STAR GROWTH FUND, INC.
                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 18, 2001

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Liberty All-Star Growth Fund, Inc. (the "Fund") to be used at the Annual Meeting of Shareholders of the Fund to be held on April 18, 2001 at 11:00 a.m. Boston time in Room AV-1, 3rd Floor, Federal Reserve Plaza, 600 Atlantic Avenue, Boston, Massachusetts, and at any adjournments thereof (such meeting and any adjournments being referred to as the "Meeting").


The solicitation of proxies for use at the Meeting is being made primarily by the mailing on or about March 1, 2001, of this Proxy Statement and the accompanying proxy. Supplementary solicitations may be made by mail, telephone, telegraph or personal interview by officers and Directors of the Fund and officers and employees of its manager, Liberty Asset Management Company ("Liberty Asset Management") and its affiliates. In addition, the Fund has retained Corporate Investor Communications, Inc. as agent to coordinate the distribution of proxy material to, and to solicit the return of proxies from, individuals, banks, brokers, nominees and other custodians at a fee of $5,000 plus out-of-pocket expenses. Authorization to execute proxies may be obtained from shareholders through instructions transmitted by telephone or facsimile. The expenses in connection with preparing this Proxy Statement and of the solicitation of proxies for the Meeting will be paid by the Fund. The Fund will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares. This Proxy Statement is accompanied by the Fund's 2000 Annual Report to Shareholders.


The Meeting is being held to vote on the matters described below.

PROPOSAL 1. ELECTION OF DIRECTORS


The Fund's Board of Directors is divided into three classes, each of which serves for three years. The term of office of one of the classes expires at the final adjournment of the Annual Meeting of Shareholders (or special meeting in lieu thereof) each year. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given when the enclosed proxy is returned, the enclosed proxy will be voted for the election of Richard
W. Lowry and Joseph R. Palombo as the Directors to hold office until the final adjournment of the Annual Meeting of Shareholders for the year 2004 (or special meeting in lieu thereof). Messrs. Lowry and Palombo have served as Directors since August, 1986, and October, 2000, respectively. Each of them has consented to serve as a Director following the Meeting if elected, and is expected to be able to do so. If either of Messrs. Lowry or Palombo is unable or unwilling to do so at the time of the Meeting, proxies will be voted for such substitute as the Directors may recommend (unless authority to vote for the election of Directors has been withheld).

Information about the nominees for election as a Director follows:


Name/Age and Address                     Principal Occupation During Past Five Years             Fund Shares Owned(1)
--------------------                     -------------------------------------------             --------------------

Richard W. Lowry (Age 64)(2)             Private Investor since August 1987 (formerly Chairman       1,262(3)
10701 Charleston Drive                   and Chief Executive Officer, U.S. Plywood Corporation
Vero Beach, FL  32963                    (building products manufacturer)).


Joseph R. Palombo (Age 48)(4)            Chief Operations Officer of Mutual Funds, Liberty               0
One Financial Center                     Financial Companies, Inc. (LFC) since August, 2000;
Boston, MA  02111                        Executive Vice President and Chief Administrative
                                         Officer of Liberty Funds Group (LFG)
                                         since April, 1999; Director of Stein
                                         Roe & Farnham Incorporated (SR&F) since
                                         September 1, 2000; Trustee, Director or
                                         Manager and Chairman of the Board of
                                         the Liberty Funds, the Liberty All-Star
                                         Funds and the Stein Roe Funds since
                                         October, 2000; (formerly Vice President
                                         of the Liberty Funds, the Liberty
                                         All-Star Funds and the Stein Roe Funds
                                         from April, 1999 to August, 2000 and
                                         Chief Operating Officer, Putnam Mutual
                                         Funds from 1994 to 1998).


The following Directors continue to serve in such capacity until their terms of office expire and their successors are elected and qualified:


Name/Age and Address                     Principal Occupation During Past Five Years             Fund Shares Owned(1)
--------------------                     -------------------------------------------             --------------------

Robert J. Birnbaum (Age 73)(2)           Retired since January, 1994; Special Counsel,                  3,508
313 Bedford Road                         Dechert, Price & Rhoads (September, 1988 to December,
Ridgewood, NJ  07450                     1993); President and Chief Operating Officer, New
                                         York Stock Exchange, Inc. (May, 1985 to June, 1988);
                                         Director, Dresdner RCM Europe Fund (investment
                                         company) and Options Exchange Board.

James E. Grinnell (Age 71)(2)            Private investor since November, 1988; President and           9,870
2850 South Ocean Blvd., #514             Chief Executive Officer, Distribution Management
Palm Beach, FL  33480                    Systems, Inc. (1983 to May, 1986); Senior Vice
                                         President-Operations, The Rockport
                                         Company (importer and distributor of
                                         shoes) (May, 1986 to November, 1988).

Name/Age and Address                     Principal Occupation During Past Five Years             Fund Shares Owned(1)
--------------------                     -------------------------------------------             --------------------

John J. Neuhauser (Age 57)(2)            Academic Vice President and Dean of Faculties since             111
84 College Road                          August, 1999, Boston College (formerly Dean, Boston
Chestnut Hill, MA  02467-3838            College School of Management from September, 1977 to
                                         September, 1999).

William E. Mayer (Age 60)(5)             Managing Partner, Park Avenue Equity Partners                   500
500 Park Avenue, 5th Floor               (venture capital) since 1998 (formerly Founding
New York, NY  10022                      Partner, Development Capital LLC from 1996 to 1998;
                                         Dean and Professor, College of Business
                                         and Management, University of Maryland
                                         from October, 1992 to November, 1996);
                                         Director, Johns Manville (building
                                         products manufacturer); Lee Enterprises
                                         (print and on-line media); WR Hambrecht
                                         + Co. (financial service provider) and
                                         Systech Retail Systems (retail industry
                                         technology provider).


(1) Shows all shares owned beneficially, directly or indirectly, on the record date for the Meeting. Such ownership includes voting and investment control. The Fund's Directors and officers as a group then so owned less than 1% of the shares of the Fund outstanding.

(2) Member of the Audit Committee.


(3) Held by the trustee of a trust of which Mr. Lowry is the sole beneficiary.

(4) "Interested person" of the Fund, as defined in the Investment Company Act of 1940, by reason of his positions with LFC, the indirect parent of Liberty Asset Management and its affiliates.

(5) "Interested person" of the Fund, as defined in the Investment Company Act of 1940, because of his affiliation with WR Hambrecht + Co., a registered broker-dealer.


The term of office of Messrs. Birnbaum and Mayer will expire on final adjournment of the Annual Meeting (or special meeting in lieu thereof) in the year 2002, and the term of office of Messrs. Grinnell and Neuhauser will expire on final adjournment of the Annual Meeting (or special meeting in lieu thereof) in the year 2003. Messrs Grinnell and Neuhauser have served as Directors since May 27, 1994, and April 23, 1998, respectively, and Messrs. Birnbaum and Mayer have served as Directors since November 6, 1995, and December 17, 1998, respectively. At December 31, 2000, Messrs. Lowry, Mayer, Neuhauser and Palombo also served as trustees of Liberty Funds Trusts I through VII, the umbrella trusts for an aggregate of 49 open-end funds managed by Colonial Management Associates, Inc. ("Colonial"), or other affiliates of Liberty Asset Management, nine closed-end funds managed by Colonial and Liberty Variable Investment Trust, the umbrella trust for 17 open-end funds managed by Colonial or its affiliates that serve as investment vehicles for variable annuities and variable life insurance products, (collectively, the "Liberty Funds"). Effective December 27, 2000, Messrs. Lowry, Mayer, Neuhauser and Palombo commenced serving as trustees of the Liberty Floating Rate Fund, the Stein Roe Floating Rate Limited Liability Company, the Liberty-Stein Roe Institutional Floating Rate Income Fund and the following open-end mutual funds: 4 series of Liberty-Stein Roe Funds Income Trust, 4 series of Liberty-Stein Roe Funds Municipal Trust, 12 series of Liberty-Stein Roe Funds Investment Trust, 4 series of Liberty-Stein Roe Advisor Trust, 1 series of Stein Roe Trust, 12 portfolios of SR&F Base Trust, and 5 series of SteinRoe Variable Investment Trust (collectively referred to as the "Stein Roe Funds").

As of the shareholder meeting on December 27, 2000, the Liberty Funds and the Stein Roe Funds were combined and reorganized into one fund complex (the "Fund Complex"). Effective on December 27, 2000, the Trustees serve as Trustees for all the Funds in both the Liberty Funds and the Stein Roe Funds. The Liberty All-Star Funds, the Liberty Funds and the Stein Roe Funds are collectively referred to as the "Liberty Funds Complex".

In addition, Messrs. Lowry, Mayer, Neuhauser and Palombo served as trustees of Liberty Funds Trust IX, the umbrella trust for Liberty All-Star Growth and Income Fund, an open-end multi-managed fund managed by Liberty Asset Management, and served as a trustee of Liberty All-Star Equity Fund, another closed-end multi-manager fund managed by Liberty Asset Management (these funds and the Fund collectively referred to as the "Liberty All-Star Funds"). On January 25, 2001, the shareholders of Liberty All-Star Growth and Income Fund voted to approve the acquisition of Liberty All-Star Growth and Income Fund by Liberty Growth & Income Fund, a series of Liberty Funds Trust VI. The acquisition was effective on February 9, 2001.

During 2000, the full Board of Directors of the Fund held four meetings, and the Audit Committee, met three times. With the exception of Mr. Palombo, who was elected as a Director on October 25, 2000, all Trustees were present at all meetings.

The Audit Committee makes recommendations to the full Board as to the firm of independent accountants to be selected, reviews the methods, scope and results of audits and fees charged by such independent accountants, and reviews the Fund's internal accounting procedures and controls. The Fund has no nominating or compensation committee.

The Fund has an Audit Committee comprised of only "Independent Directors" (as defined in the regulations of the New York Stock Exchange ("NYSE")) of the Fund, who are also not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund. The Audit Committee reviews the process for preparing and reviewing financial statements and other audit-related matters as they arise throughout the year. The Audit Committee makes recommendations to the full Board as to the firm of independent accountants to be selected. In making its recommendations, the Audit Committee reviews the nature and scope of the services to be provided.

In discharging its oversight responsibility as to the audit process, the Audit Committee discussed with management the process for preparation and review of the audited financial statements for the last fiscal year. The Audit Committee also reviewed the non-audit services to be provided by the independent accountants of the Fund. The independent accountants, PricewaterhouseCoopers LLP ("PWC"), discussed with the Board the matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the Audit Committee obtained from the independent accountants a formal written statement consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," describing all relationships between the independent accountants and the Fund that might bear on the independent accountants' independence. The Audit Committee also discussed with the independent accountants any relationships that may impact their objectivity and independence and satisfied itself as to the independent accountants' independence. The Board also reviewed the fees charged by such independent accountants for the various services provided and reviewed the Fund's internal accounting procedures and controls.

The Board of Directors has adopted a written charter which sets forth the Audit Committee's structure, duties and powers, and methods of operation which is attached hereto as Appendix A. Each member of the Audit Committee must be financially literate and at least one member must have prior accounting experience or related financial management expertise. The Board of Directors has determined, in accordance with applicable regulations of the NYSE, that each member of the Audit Committee is financially literate and has prior accounting experience or related financial management expertise. The Audit Committee members for 2000 were Messrs. Birnbaum, Grinnell, Lowry and Neuhauser. All members of the Audit Committee meet the independence standards of the NYSE listing standards.

FEES PAID TO INDEPENDENT ACCOUNTANTS

A.   AUDIT FEES

For the audit of the Fund's annual financial statements for the fiscal year ended December 31, 2000, included in the Fund's annual report to shareholders for that fiscal year, the Fund paid or accrued $20,700 to PWC.

B.   FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

For the fiscal year ended December 31, 2000, the Fund, Liberty Asset Management and entities controlling, controlled by or under common control with Liberty Asset Management which provide services to the Fund did not pay or accrue any fees for financial information systems design and implementation services by PWC.

C.   ALL OTHER FEES

For the fiscal year ended December 31, 2000, the Fund, Liberty Asset Management and entities controlling, controlled by or under common control with Liberty Asset Management which provide services to the Fund paid or accrued aggregate fees of approximately $604,000 for all other services provided by PWC. The Audit Committee has determined that the provision of the services described above is compatible with maintaining the independence of PWC.

COMPENSATION


Beginning January 1, 1999, the aggregate of the fees paid to the Directors by the Liberty All-Star Funds that have the same Board of Directors as the Fund and hold their meetings concurrently with those of the Fund, consists of Directors fees of $125,000 per annum, assuming a minimum of four meetings are held and all meetings are attended. One-third of the retainer and the fees for concurrently held meetings was allocated among the Fund and the two other funds on a per fund basis, and the remaining two thirds was allocated among the three funds based on their net assets. Effective February 9, 2001, the retainer and meeting fees will be allocated between the Fund and Liberty All-Star Equity Fund.


The following table shows, for the calendar year ended December 31, 2000, the compensation received from the Fund by each current Director, and the aggregate compensation paid to each current Director for service on the Boards of Directors of the Fund and the Liberty All-Star Funds. The Fund and the Liberty All-Star Funds have no bonus, profit sharing or retirement plans.

                                   Aggregate Compensation                   Total Compensation from the
Name                                    From the Fund                Liberty All-Star Funds (Including the Fund)
----                               ----------------------            -------------------------------------------

Robert J. Birnbaum                         $5,002                                    $25,000
John V. Carberry(6)                           N/A                                        N/A
James E. Grinnell                          $5,002                                    $25,000
Richard W. Lowry                           $5,002                                    $25,000
William E. Mayer                           $5,002                                    $25,000
John J. Neuhauser                          $5,002                                    $25,000
Joseph R. Palombo(7)                          N/A                                        N/A

(6) Retired as Director of the Fund on August 4, 2000, and did not receive compensation because he was an affiliated Director and an employee of LFC.

(7) Does not receive compensation because he is an affiliated Director and an employee of LFC.


TRUSTEES AND TRUSTEES' FEES

The following table shows, for the calendar year ended December 31, 2000, the compensation received from the Liberty Funds by the Trustees. The Liberty Funds have no bonus, profit sharing or retirement plans.


Name                                Total Compensation From Liberty Funds
----                                -------------------------------------

James E. Grinnell(8)                              $102,000
Richard W. Lowry                                    99,000
William E. Mayer                                   100,000
John J. Neuhauser                                  101,210
Joseph R. Palombo(9)                                   N/A

(8) Resigned as Trustee of the Liberty Funds on December 27, 2000.

(9) Did not receive compensation because he is an affiliated Trustee and an employee of LFC.

OFFICERS


The following are the executive officers (except for Mr. Palombo described earlier) of the Fund.

Name/Age and Address                             Position With Fund         Principal Occupation During Past Five Years
--------------------                             ------------------         -------------------------------------------

William R. Parmentier, Jr. (Age 48)              President, Chief           President and Chief Executive Officer (since
Liberty Asset Management Company                 Executive Officer and      June, 1998) and Chief Investment Officer (since
Federal Reserve Plaza                            Chief Investment Officer   May, 1995), Senior Vice President (May, 1995 to
600 Atlantic Avenue                                                         June, 1998), Liberty Asset Management; Chief
Boston, MA  02210                                                           Investment Officer, Grumman Corporation (1979 to
                                                                            1994).

Kevin M. Carome (Age 44)                         Executive Vice President   Executive Vice President of Liberty Funds and of
Liberty Funds Group                                                         the Liberty All-Star Funds since October, 2000;
One Financial Center                                                        Executive Vice President of the Stein Roe Funds
Boston, MA  02111                                                           since May, 1999 (formerly Vice President from
                                                                            April, 1998 to May, 1999, Assistant Secretary
                                                                            from April, 1998 to February, 2000 and Secretary
                                                                            from February, 2000 to May, 2000); Chief Legal
                                                                            Officer of LFC since August, 2000; Senior Vice
                                                                            President, Legal since January, 1999 of LFG;
                                                                            Executive Vice President and Assistant Secretary
                                                                            of SR&F since January, 2001 (formerly General
                                                                            Counsel and Secretary of SR&F from January, 1998
                                                                            to December, 1999; Vice President and Associate
                                                                            General Counsel of LFC from August, 1993 to
                                                                            December, 1998).

Name/Age and Address                             Position With Fund         Principal Occupation During Past Five Years
--------------------                             ------------------         -------------------------------------------

Christopher S. Carabell (Age 37)                 Vice President             Senior Vice President-Product Development and
Liberty Asset Management Company                                            Marketing (since January, 1999), Vice
Federal Reserve Plaza                                                       President-Investments, Liberty Asset Management
600 Atlantic Avenue                                                         (March, 1996 to January, 1999); Associate
Boston, MA  02210                                                           Director, U.S. Equity Research, Barra Rogers
                                                                            Casey, investment consultants (January, 1995 to
                                                                            February, 1996).

Mark T. Haley (Age 36)                           Vice President             Vice President-Investments (since January,
Liberty Asset Management Company                                            1999), Director of Investment Analysis
Federal Reserve Plaza                                                       (December, 1996 to December, 1998), Investment
600 Atlantic Avenue                                                         Analyst (January, 1994 to November, 1996),
Boston, MA 02210                                                            Liberty Asset Management.

Michael G. Clarke (Age 31)                       Controller                 Controller of the Liberty Funds and of the
Liberty Funds Group                                                         Liberty All-Star Funds since December, 2000;
One Financial Center                                                        Assistant Treasurer of the Stein Roe Funds since
Boston, MA  02111                                                           February, 2001; Assistant Vice President of
                                                                            Colonial since August, 1999; Assistant Vice
                                                                            President of LFG since April, 2000 (formerly
                                                                            Audit Manager from May, 1997 to August, 1999,
                                                                            Audit Senior Accountant from September, 1995
                                                                            to May, 1997).

J. Kevin Connaughton (Age 36)                    Treasurer                  Treasurer of the Liberty Funds and of the Liberty
Liberty Funds Group                                                         All-Star Funds since December, 2000 (formerly
One Financial Center                                                        Controller  of the Liberty Funds and of the
Boston, MA  02111                                                           Liberty All-Star Funds from February, 1998 to
                                                                            October, 2000); Treasurer of the Stein Roe Funds
                                                                            since February, 2001 (formerly Controller from
                                                                            May, 2000 to February, 2001); Vice President of
                                                                            Colonial since February, 1998 (formerly Senior
                                                                            Tax Manager, Coopers & Lybrand, LLP from April,
                                                                            1996 to January, 1998; Vice President, 440
                                                                            Financial Group/First Data Investor Services
                                                                            Group from March, 1994 to April, 1996).

Name/Age and Address                             Position With Fund         Principal Occupation During Past Five Years
--------------------                             ------------------         -------------------------------------------

William J. Ballou (Age 35)                       Secretary                  Secretary of the Liberty Funds and of the Liberty
Liberty Funds Group                                                         All-Star Funds since October, 2000 (formerly
One Financial Center                                                        Assistant Secretary from October, 1997 to
Boston, MA 02111                                                            October, 2000); Secretary of the Stein Roe Funds
                                                                            since February, 2001 (formerly Assistant
                                                                            Secretary from May, 2000 to February, 2001);
                                                                            Vice President, Assistant Secretary and Counsel
                                                                            of Colonial since October, 1997; Vice President
                                                                            and Counsel since April, 2000, and Assistant
                                                                            Secretary since December, 1998 of LFG (formerly
                                                                            Associate Counsel, Massachusetts Financial
                                                                            Services Company from May, 1995 to September,
                                                                            1997).

Mr. Parmentier has served as President, Chief Executive Officer and Chief Investment Officer since April 29, 1999; Mr. Carabell was elected as a Vice President on April 17, 1997 and Mr. Haley was elected as Vice President on April 29, 1999. Mr. Palombo was elected Chairman of the Board and Director on October 25, 2000. Mr. Carome was elected as Executive Vice President on October 25, 2000, Mr. Connaughton was elected Treasurer on December 13, 2000; Mr. Clarke was elected Controller on December 13, 2000; and Mr. Ballou was elected Secretary on October 25, 2000. Messrs. Ballou, Carome, and Connaughton hold the same offices with the Liberty Funds Complex and Messrs. Carabell, Haley and Parmentier hold the same offices with Liberty All-Star Equity Fund. Each officer of the Fund serves at the pleasure of the Board of Directors.


REQUIRED VOTE


A plurality of the votes cast at the Meeting, if a quorum is represented, is required for the election of each Director. Since the number of Directors has been fixed at six and since there are four currently serving Directors who are not subject to election at the Meeting, this means that the three persons receiving the highest number of votes will be elected.


PROPOSAL 2. TO APPROVE PORTFOLIO MANAGEMENT AGREEMENT WITH TCW INVESTMENT
            MANAGEMENT COMPANY.

BACKGROUND - THE MULTI-MANAGER METHODOLOGY

The Fund allocates its portfolio assets on an approximately equal basis among a number of independent investment management firms ("Portfolio Managers") recommended by Liberty Asset Management, currently three in number, each of which employs a different investment style, and from time to time rebalances the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles. The Portfolio Managers recommended by Liberty Asset Management represent a blending of different styles which, in its opinion, is appropriate for the Fund's investment objective. Liberty Asset Management continuously analyzes and evaluates the investment performance and portfolios of the Fund's Portfolio Managers and from time to time recommends changes in the Portfolio Managers.


NEW PORTFOLIO MANAGER


Liberty Asset Management continuously monitors and evaluates the Fund's portfolio managers on a quantitative and qualitative basis. The evaluation process focuses on the firm's philosophy, investment process, people and performance. It was concluded that after evaluation based on the aforementioned criteria that Liberty Asset Management deemed it necessary to terminate Oppenheimer Capital, a Portfolio Manager since June, 1994, with TCW Investment Management Company ("TCW"). TCW's investment style is to invest in mid capitalization growth companies. Liberty Asset Management in early 2000 determined to recommend the replacement of Oppenheimer Capital with another Portfolio Manager with an investment style focusing more on a growth-oriented style. Liberty Asset Management first analyzed information regarding the personnel, investment process and performance of a large number of investment management firms practicing such an investment style, ultimately reducing the number of potential candidates to four. Liberty Asset Management then analyzed the four candidates in terms of their historic returns, volatility and portfolio characteristics when combined with those of the Fund's two other Portfolio Managers. In making its recommendation, the Board has relied upon and given equal consideration to each of the factors presented to them by Liberty Asset Management. Based on the foregoing and on Liberty Asset Management's qualitative analysis, Liberty Asset Management recommended, and the Board of Directors on April 26, 2000, approved, the termination of the Fund's portfolio management agreement with Oppenheimer Capital and its replacement with TCW, effective May 1, 2000.

TCW, located at 865 South Figueroa Street, Los Angeles, California 90017, is a wholly-owned subsidiary of The TCW Group, Inc. ("TCW Group"). Established in 1971, TCW Group's direct and indirect subsidiaries, including TCW, provide a variety of trust, investment management and investment advisory services. Ownership of the TCW Group lies approximately 95% with its employees and 5% with its directors. Robert A. Day, who is Chairman of the Board of Directors of TCW Group (whose address is care of TCW at the address listed below), may be deemed to be a control person of TCW by virtue of the aggregate ownership by Mr. Day and his family of more than 25% of the outstanding voting stock of the TCW Group. As of December 31, 2000, TCW had over $80 billion in assets under management or committed to management.

The following are the directors and principal executive officer of TCW:

------------------------------------------------------------------------------------------------------------
Name and Address                   Position with TCW            Principal Occupation
------------------------------------------------------------------------------------------------------------
Alvin Robert Albe, Jr.             Director, President and      Director, President and CEO of TCW;
865 South Figueroa Street          Chief Executive Officer      Director of TCW Asia Limited; Director and
Los Angeles, CA 90017                                           Executive Vice President of TCW Advisors, Inc.
                                                                ("TCWA"), TCW London International,
                                                                Limited, TCW Asset Management Company
                                                                ("TAMCO") and Trust Company of the West
                                                                ("TCofW"); Executive Vice President of TCW Group.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Thomas Ernest Larkin, Jr.          Director and Vice            Director and Vice Chairman of the Board of TCW;
865 South Figueroa Street          Chairman of the Board        TCWA, TAMCO, TCofW and TCW Group.
Los Angeles, CA  90017
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Marc Irwin Stern                   Director and Chairman of     Chairman of the Board of TCW, London and Asia;
865 South Figueroa Street          the Board                    Managing Director of TCW/Latin America Partners, LLC;
Los Angeles, CA  90017                                          Director of TCW/Crescent Mezzanine, LLC; Director
                                                                and Vice Chairman of TCWA; Director, Vice
                                                                Chairman and President of TAMCO; Director,
                                                                and President of TCW Group.
------------------------------------------------------------------------------------------------------------


Reference is made to MANAGEMENT - PORTFOLIO TRANSACTIONS AND BROKERAGE below for the direction by the Fund's Portfolio Managers, including TCW, of Fund portfolio transactions to broker-dealers that make certain research services available to Liberty Asset Management.


Under the terms of an exemptive order issued to the Fund and Liberty Asset Management by the Securities and Exchange Commission ("SEC"), the Fund may, in advance of shareholder approval, enter into a new portfolio management agreement with a Portfolio Manager or its successor following a change in control of the Portfolio Manager, provided that the new agreement is at a fee no higher than, and is on other terms and conditions substantially similar to, the Fund's agreements with its other Portfolio Managers, and that its continuance is subject to approval by shareholders at the Fund's next annual meeting. Accordingly, the Fund's new portfolio management agreement with TCW is being submitted for shareholders approved at the Meeting.

TERMS OF PORTFOLIO MANAGEMENT AGREEMENT WITH TCW


The portfolio management agreement with TCW is at the same fee rates and is on other terms and conditions substantially similar to those of the portfolio management agreements with the Fund's two other Portfolio Managers and those of the portfolio management agreement with Oppenheimer Capital. A copy of the portfolio management agreement with TCW is attached to this proxy statement as Appendix B.


Under the Fund's portfolio management agreements (including that with TCW), each Portfolio Manager has discretionary investment authority (including the selection of brokers and dealers for the execution of the Fund's portfolio transactions) with respect to the portion of the Fund's assets allocated to it by Liberty Asset Management from time to time, subject to the Fund's investment objective and policies, to the supervision and control of the Directors, and to instructions from Liberty Asset Management. The Portfolio Managers are required to use their best professional judgment in making timely investment decisions for the Fund. The Portfolio Managers, however, will not be liable for actions taken or omitted in good faith and believed to be within the authority conferred by their portfolio management agreements and without willful misfeasance, bad faith or gross negligence.


From the fund management fees it receives from the Fund (0.80% per annum of the Fund's average weekly net asset value up to $300 million, and up to 0.72% per annum of the Fund's average weekly net asset value in excess of $300 million), Liberty Asset Management pays each Portfolio Manager a quarterly portfolio management fee at the rate of 0.10% (0.40% annually) of the Portfolio Manager's Percentage (as defined in Schedule C of Appendix B) of the average weekly net assets of the Fund up to and including $300 million, and 0.09% (0.36% annually) of the Portfolio Manager's Percentage of the average weekly net assets of the Fund exceeding $300 million. "Portfolio Manager's Percentage" means the percentage obtained by dividing the average weekly net assets of the portion of the Fund's assets assigned to that Portfolio Manager by the total of the Fund's average weekly net assets. For the fiscal year ended December 31, 2000, TCW received $167,135 for its portfolio management services to the Fund. As of December 31, 2000, the Fund's net assets were $180 million.


If approved by shareholders at the Meeting, the Portfolio Management Agreement with TCW will remain in effect until July 31, 2001, and will continue thereafter until terminated by the Fund or the Portfolio Manager, provided such continuance is approved at least annually by the Board of Directors, including a majority of the independent Directors, or by the vote of a "majority of the outstanding voting securities" (as defined under REQUIRED VOTE below) of the Fund.


OTHER FUNDS MANAGED BY TCW

In addition to the management services provided by TCW to the Fund, TCW also provides management services to other investment companies. Information with respect to the assets of and management fees payable to TCW by those funds having investment objectives similar to those of the Fund is set forth below:


------------------------------------------------------------------------------------------------------------------
                                                                Total Net Assets at           Annual Management
                                                                 December 31, 2000                as a % of
Fund                                                               (in millions)          Average Daily Net Assets
------------------------------------------------------------------------------------------------------------------
Enterprise Group of Funds, Inc. Equity Fund                         $141.5                          0.40%(10)
------------------------------------------------------------------------------------------------------------------
Enterprise Accumulation Trust Equity Portfolio                      $488.0                          0.40%(11)
------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------

TCW Galileo Select Equities Fund                                    $719.7                          0.75%
------------------------------------------------------------------------------------------------------------------
The Vantagepoint Funds Growth Fund                                  $723.5                          0.70%(12)
------------------------------------------------------------------------------------------------------------------
Consulting Group Capital Markets Fund
  Large Capitalization Growth Investments                           $400.8                          0.40%(13)
------------------------------------------------------------------------------------------------------------------

(10) Under the fund's management agreement, the fund pays TCW a fee at the annual rate of 0.40% of the first $100 million of the average daily net assets of the fund and 0.30% in excess of $100 million.

(11) Under the fund's management agreement, the fund pays TCW a fee at the annual rate of 0.40% of the first $1 billion of the average daily net assets of the fund and 0.30% in excess of $1 billion.

(12) Under the fund's management agreement, the fund pays TCW a fee at the annual rate of 0.70% of the first $25 million of the average daily net assets of the fund, 0.50% of the next $25 million of the average daily net assets of the fund, 0.45% of the next $50 million of the average daily net assets of the fund, 0.40% of the next $400 million of the average daily net assets of the fund and 0.35% in excess of $400 million.

(13) Under the fund's management agreement, the fund pays TCW a fee at the annual rate of 0.40% of the first $500 million of the average daily net assets and 0.35% thereafter.


REQUIRED VOTE

Approval of the portfolio management agreement with TCW requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, under the Investment Company Act of 1940, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. See INFORMATION ABOUT THE MEETING below.


In the event that the shareholders of the Fund fail to approve the portfolio management agreement with TCW, the portfolio management agreement will terminate and Liberty Asset Management will cause the portfolio assets under management by TCW to be reallocated to one or more of the other Portfolio Managers or invested in money market instruments or other cash equivalent holdings pending the reappointment of TCW or the appointment of a new Portfolio Manager.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE PORTFOLIO MANAGEMENT AGREEMENT WITH TCW.

PROPOSAL 3. RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS


By vote of the Board of Directors, including the vote of the non-interested Directors, the firm of PricewaterhouseCoopers LLP ("PWC") has been selected as independent accountants for the Fund for the year ending December 31, 2001. Such selection is being submitted to the shareholders for ratification. The employment of PricewaterhouseCoopers LLP is conditioned on the right of the Fund by majority vote of its shareholders to terminate such employment. Such firm has acted as independent accountants for the Fund since September 30, 1999. Prior to September 30, 1999, KPMG LLP, acted as independent auditors for the Fund since its commencement of operations in 1985.

The services provided by the Fund's independent accountants include examination of its annual financial statements, assistance and consultation in connection with SEC filings, and review of the Fund's annual federal income tax returns. Representatives of

PWC are expected to be present at the Meeting, will be given the opportunity to make a statement if they should so desire and will be available to respond to appropriate questions.


REQUIRED VOTE


A majority of the votes cast at the Meeting, if a quorum is represented, is required for the ratification of selection of the independent accountants.


OTHER BUSINESS

The Board of Directors knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the Board that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein as proxies.

MANAGEMENT


Liberty Asset Management, 600 Atlantic Avenue, Boston, Massachusetts 02210, is the Fund's manager. Liberty Asset Management is an indirect wholly-owned subsidiary of LFC, the address of which is also 600 Atlantic Avenue, Boston, Massachusetts 02210. Approximately 72% of the common stock of LFC is owned through subsidiaries by Liberty Mutual Insurance Company, Boston, Massachusetts, and the balance is held by the public and listed on the NYSE. Liberty Asset Management's Board of Directors is comprised of William R. Parmentier, President, Chief Executive Officer and Chief Investment Officer, Liberty Asset Management and President of the Fund, Joseph R. Palombo, Chairman of the Board and Director of the Fund, and J. Andrew Hilbert, an officer of LFC. Pursuant to its Fund Management Agreement with the Fund, Liberty Asset Management implements and operates the Fund's multi-manager methodology described under PROPOSAL 2 above and has overall supervisory responsibility for the general management and investment of the Fund's securities portfolio, subject to the Fund's investment objective and policies and any directions of the Directors. Liberty Asset Management recommends to the Board of Directors multiple independent investment management firms (currently three in number) for appointment as Portfolio Managers of the Fund, each of which employs a different investment style, and from time to time rebalances the Fund's portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among the investment styles practiced by them throughout all market cycles. Liberty Asset Management continuously analyzes and evaluates the investment performance and portfolios of the Fund's Portfolio Managers and from time to time recommends changes in the Portfolio Managers. On November 1, 2000, LFC, an intermediate parent of Liberty Asset Management, announced that it had retained CS First Boston to help explore strategic alternatives, including the possible sale of LFC.

Liberty Asset Management also is responsible under the Fund Management Agreement for the provision of administrative services to the Fund, including the provision of office space, shareholder and broker-dealer communications, compensation of all officers and employees of the Fund who are officers or employees of Liberty Asset Management or its affiliates, and supervision of transfer agency, dividend disbursing, custodial and other services provided by others. Certain of Liberty Asset Management's administrative responsibilities to the Fund have been delegated to its affiliate, Colonial, One Financial Center, Boston, Massachusetts 02111. For its administrative services the Fund pays Liberty Asset Management an annual fee at the rate of 0.20% of the Fund's average weekly net asset value up to $300 million and 0.18% of such average weekly net asset value exceeding $300 million. This administrative service fee is in addition to the Fund management fees paid by the Fund to Liberty Asset Management described above.


Under the Fund's portfolio management agreements, each Portfolio Manager has discretionary investment authority with respect to the portion of the Fund's assets allocated to it by Liberty Asset Management from time to time, subject to the Fund's investment objective and policies, to the supervision and control of the Directors, and to instructions from Liberty Asset Management. The Portfolio Managers are required to use their best professional judgment in making timely investment decisions for the Fund. The Portfolio Managers, however, will not be liable for actions taken or omitted in good faith and believed to be within the authority conferred by their portfolio management agreements and without willful misfeasance, bad faith or gross negligence.

The names and addresses of the Fund's current Portfolio Managers, including TCW, are as follows:

     William Blair & Company, L.L.C.
     222 West Adams Street
     Chicago, IL  60606

     TCW Investment Management Company
     865 South Figueroa Street
     Los Angeles, CA  90017

     M.A. Weatherbie & Co., Inc.
     265 Franklin Street
     Boston, MA 02110

PORTFOLIO TRANSACTIONS AND BROKERAGE

Each of the Fund's Portfolio Managers has discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the portion of the Fund's portfolio assets allocated to it, and to select the markets in which such transactions are to be executed. The portfolio management agreements with the Fund provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Portfolio Manager is to seek to obtain best net price and execution for the Fund.

The Portfolio Managers are authorized to cause the Fund to pay a commission to a broker or dealer who provides research products and services to the Portfolio Manager for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Portfolio Managers must determine in good faith, however, that such commission was reasonable in relation to the value of the research products and services provided to them, viewed in terms of that particular transaction or in terms of all the client accounts (including the Fund) over which the Portfolio Manager exercises investment discretion. It is possible that certain of the services received by a Portfolio Manager attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Portfolio Manager.


In addition, under their portfolio management agreements with the Fund and Liberty Asset Management, the Portfolio Managers, in selecting brokers or dealers to execute portfolio transactions for the Fund, are authorized to consider (and Liberty Asset Management may request them to consider) brokers or dealers that provide to Liberty Asset Management, directly or through third parties, research products or services such as research reports; subscriptions to financial publications and research compilations; portfolio analyses; economic reports; compilations of securities prices, earnings, dividends and other data; computer hardware and software, quotation equipment and services used for research; and services of economic or other consultants. The commissions paid on such transactions may exceed the amount of commission another broker would have charged for effecting that transaction. Research products and services made available to Liberty Asset Management include performance and other qualitative and quantitative data relating to investment managers in general and the Fund's Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; mutual fund portfolio and performance data; data relating to portfolio manager changes by pension plan fiduciaries; and related computer hardware and software, all of which are used by Liberty Asset Management in connection with its selection and monitoring of Portfolio Managers, the assembly of an appropriate mix of investment styles, and the determination of overall portfolio strategies. These research products and services may also be used by Liberty Asset Management in connection with its management of its Liberty All-Star Funds. In instances where Liberty Asset Management receives from or through brokers and dealers products or services which are used both for research purposes and for administrative or other non-research purposes, Liberty Asset Management makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research, based primarily on anticipated usage, and pays for the costs attributable to the non-research usage in cash.


Liberty Asset Management from time to time reaches understandings with each of the Fund's Portfolio Managers as to the amount of the Fund's portfolio transactions initiated by such Portfolio Manager that are to be directed to brokers and dealers which provide or make available research products and services to Liberty Asset Management and the commissions to be charged to the Fund in connection therewith. These amounts may differ among the Portfolio Managers based on the nature of the market for the types of securities managed by them and other factors.

Although the Fund does not permit a Portfolio Manager to act or have a broker-dealer affiliate act as broker for Fund portfolio transactions initiated by it, the Portfolio Managers are permitted to place Fund portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided the commission does not exceed the usual and customary broker's commission being paid to other brokers for comparable transactions and is otherwise in accordance with the Fund's procedures adopted pursuant to Rule 17e-1 under the Investment Company Act. During 2000, no Fund portfolio transactions were placed with any Portfolio Manager or its broker-dealer affiliate.


On February 15, 2000, the SEC issued the Fund exemptive relief from Sections 10(f), 17(a) and 17(e) and Rule 17e-1 under the Investment Company Act of 1940 to permit (1) broker-dealers which are, or are affiliated with, Portfolio Managers of the Fund to engage in principal transactions with, and provide brokerage services to, portion(s) of the Fund advised by another Portfolio Manager and (2) the Fund to purchase securities either directly from a principal underwriter which is an affiliate of a Portfolio Manager or from an underwriting syndicate of which a principal underwriter is affiliated with a Portfolio Manager of the Fund.


INFORMATION ABOUT THE MEETING


All proxies solicited by the Board of Directors which are properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted FOR the election as Director of the nominees named under PROPOSAL 1, FOR approval of the Fund's Portfolio Management Agreement with TCW referred to under PROPOSAL 2, and FOR the ratification of the Board's selection of the Fund's independent accountants for 2001 referred to under PROPOSAL 3. Any proxy may be revoked at any time prior to its use by written notification received by the Fund's Secretary, by the execution of a later-dated proxy, or by attending the Meeting and voting in person.

The election of Directors is by plurality of votes cast at the Meeting. Approval of the Fund's Portfolio Management Agreement with TCW requires the affirmative vote of a "majority" of the outstanding shares of the Fund as defined under the Proposal. Ratification of the selection of the Fund's independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting, a quorum being present. Only shareholders of record on February 1, 2001 may vote.


Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. If a proposal must be approved by a percentage of votes cast on the proposal, abstentions and broker non-votes will not be counted as "votes cast" on the proposal and will have no effect on the result of the vote. If the proposal must be approved by a percentage of shares present at the meeting or of the Fund's outstanding shares, abstentions and broker non-votes will have the effect of votes against the proposal. "Broker non-votes" occur where: (i) shares are held by brokers or nominees, typically in "street name;" (ii) instructions have not been received from the beneficial owners or persons entitled to vote; and (iii) the broker or nominee does not have discretionary voting power on a particular matter.


All shareholders of record on February 1, 2001, are entitled to one vote for each share held. As of that date 16,606,508 shares of common stock of the Fund were issued and outstanding. To the knowledge of the Fund, on the record date for the Meeting no shareholder owned beneficially, as defined by Rule 13d-3 under the Exchange Act, more than 5% of the outstanding shares of the Fund.

In the event a quorum is present at the Meeting but sufficient votes to approve any of the above proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such adjournment and will vote those proxies required to be voted for rejection of such proposal against any such adjournment.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Fund 's Directors and officers and persons who own more than ten percent of the Fund's outstanding shares and certain officers and directors of Liberty Asset Management (collectively, "Section 16 reporting persons"), to file with the SEC initial reports of ownership and reports of changes in ownership of Fund shares. Section 16 reporting persons are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. To the Fund 's knowledge, based solely on a review of the copies of such reports furnished to the Fund and on representations made, all Section 16 reporting persons complied with all Section 16(a) filing requirements applicable to them.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

Under the proxy rules of the SEC, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund 's proxy material for a particular annual shareholders meeting. Under the foregoing proxy rules, proposals submitted for inclusion in the proxy material for the Annual Meeting for the year 2002 must be received by the Fund on or before October 26, 2001. The fact that the Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER


I. COMPOSITION OF THE AUDIT COMMITTEE. The Audit Committee shall be comprised of at least three directors, each of whom shall have no relationship to Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (the "Funds") that may interfere with the exercise of their independence from management and the Fund and shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc.

II. PURPOSES OF THE AUDIT COMMITTEE. The purposes of the Audit Committee are to assist the Board of Trustees/Directors:

     1. in its oversight of the Fund's accounting and financial reporting policies and practices, its internal audit controls and procedures, and, as appropriate, the internal controls of certain service providers;

     2. in its oversight of the quality and objectivity of the Fund's financial statements and the independent audit thereof;

     3. in selecting (or nominating the outside auditors to be proposed for shareholder approval in any proxy statement), evaluating and, where deemed appropriate, replacing the outside auditors; and

     4.   in evaluating the independence of the outside auditors.

     The function of the Audit Committee is oversight. Management for the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements. Management and its internal accounting department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit and reviews. The outside auditor for the Fund is ultimately accountable to the Board of Trustees/Directors and Audit Committee of the Fund. The Board of Trustees/Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside accountant (or to nominate the outside accountant to be proposed for shareholder approval in any proxy statement).

III. MEETINGS OF THE AUDIT COMMITTEE. The Audit Committee shall meet at least once annually, or more frequently if circumstances dictate. The Audit Committee shall set its agenda and the places and times of its meetings. The Audit Committee may meet alone and outside the presence of management personnel with any certified public accountant and auditor firm rendering reports to the Audit Committee or the Board of Trustees/Directors and with outside legal counsel.

IV. DUTIES AND POWERS OF THE AUDIT COMMITTEE. To carry out its purposes, the Audit Committee shall have the following duties and powers:

     1. The Audit Committee shall review and discuss the audited financial statements and other financial information with management and the independent auditors for the Fund.

     2. The Audit Committee shall review and discuss with the independent auditors:

          a.   the scope of audits and audit reports;

          b. the personnel, staffing, qualifications and experience of the auditor;

          c.   the compensation of the auditor; and

          d. the independence of the auditor, regarding which the Audit Committee shall secure from the auditor the information required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor. The Audit Committee also shall be responsible for recommending that the Board of Trustees/Directors take appropriate action in response to the outside auditor's report to satisfy itself of the outside auditor's independence.

     3. The Audit Committee also shall review and discuss with the independent auditors the matters required to be discussed pursuant to SAS 61, including the following:

          a. the quality, not just the acceptability under generally accepted accounting principles, of the accounting principles applied by the Fund in its financial reporting;

          b. the level of responsibility assumed by the auditors in the preparation of the audit;

          c. the initial selection of and changes in significant accounting policies or their application, and the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative consensus or guidance;

          d. the process used by management for the Fund in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates;

          e. the auditor's responsibility for other information in documents containing audited financial statements, any procedures performed, and the results;

          f. any disagreements with management, whether or not satisfactorily resolved, about matters that individually or in the aggregate could be significant to the entity's financial statements or the auditor's report;

          g. any consultations with other accountants and significant matters that were the subject of such consultations;

          h. any major issues discussed with management in connection with the initial or recurring retention of the auditor, including the application of accounting principles and auditing standards; and

          i. any serious difficulties relating to the performance of the audit that the auditor encountered with management.

     4. The Audit Committee shall provide a recommendation to the Board of Trustees/Directors regarding whether the audited financial statements of the Fund should be included in the annual report to shareholders of the Fund.

     5. The Audit Committee shall prepare the report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Fund's annual proxy statement.

     6. The Audit Committee shall review this charter at least annually and recommend any changes to the full Board of Trustees/Directors; and

     7. The Audit Committee shall report its activities to the full Board of Trustees/Directors on a regular basis and make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants at the expense of the Fund.

                                   APPENDIX B


                         PORTFOLIO MANAGEMENT AGREEMENT

                                      May 1, 2000

TCW Investment Management Company
865 South Figueroa Street
Los Angeles, California  90017

     Re:  Portfolio Management Agreement
          ------------------------------

Ladies and Gentlemen:

     Liberty All-Star Growth Fund, Inc. (the "Fund") is a diversified closed-end investment company registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder.

     Liberty Asset Management Company (the "Fund Manager") evaluates and recommends portfolio managers for the assets of the Fund, and is responsible for the day-to-day administration of the Fund.

     1. EMPLOYMENT AS A PORTFOLIO MANAGER. The Fund being duly authorized hereby employs TCW Investment Management Company (the "Portfolio Manager") as a discretionary portfolio manager, on the terms and conditions set forth herein, of that portion of the Fund's assets which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the "Portfolio Manager Account"). The Fund Manager may, from time to time, allocate and reallocate the Fund's assets among the Portfolio Manager and the other portfolio managers of the Fund's assets.

     2. ACCEPTANCE OF EMPLOYMENT; STANDARD OF PERFORMANCE. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Portfolio Manager Account in accordance with the provisions of this Agreement.

     3. PORTFOLIO MANAGEMENT SERVICES OF PORTFOLIO MANAGER. In providing portfolio management services to the Portfolio Manager Account, the Portfolio Manager shall be subject to the investment objectives, policies and restrictions of the Fund as set forth in its current Registration Statement under the Act, as the same may be modified from time to time (the "Registration Statement"), and the investment restrictions set forth in the Act and the Rules thereunder (as and to the extent set forth in the Registration Statement or in other documentation furnished to the Portfolio Manager by the Fund or the Fund Manager), to the supervision and control of the Board of Directors of the Fund, and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions which would cause the Portfolio Manager Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies.

     4. TRANSACTION PROCEDURES. All portfolio transactions for the Portfolio Manager Account will be consummated by payment to or delivery by the custodian of the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Portfolio Manager Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The

Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Portfolio Manager Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time by the Fund Manager). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

     5. ALLOCATION OF BROKERAGE. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the Portfolio Manager Account, and to select the markets on or in which the transaction will be executed.

          A. In doing so, the Portfolio Manager's primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager's overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

          B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Fund Manager and the Portfolio Manager, shall be executed by brokers and dealers that provide brokerage or research services to the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Portfolio Manager Account.

          C. The Portfolio Manager shall not execute any portfolio transactions for the Portfolio Manager Account with itself or any broker or dealer which is an "affiliated person" (as defined in the Act) of the Fund, the Portfolio Manager or any other Portfolio Manager of the Fund without the prior written approval of the Fund except in accordance with SEC Exemptive Order No. 24288 dated February 15, 2000, a copy of which has been furnished to the Portfolio Manager, and Rule 17e-1 procedures as approved by the Fund's Directors from time to time. The Fund Manager will provide the Portfolio Manager with a list of brokers and dealers which are "affiliated persons" of the Fund or its Portfolio Managers.

     6. PROXIES. The Fund will vote or direct the voting of all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested in accordance with authorization provided by the Fund Manager from time to time.

     7. FEES FOR SERVICES. The compensation of the Portfolio Manager for its services under this Agreement shall be calculated and paid by the Fund Manager in accordance with the attached Schedule C. Pursuant to the Fund Management Agreement between the Fund and the Fund Manager, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager from the fund management fees paid to it by the Fund, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

     8. OTHER INVESTMENT ACTIVITIES OF PORTFOLIO MANAGER. The Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities ("Client Accounts"), and that the Portfolio Manager, its affiliates or any of its or their directors, members, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Manager Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Manager Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio Manager Account may have an interest from time to time, whether in transactions which involve the Portfolio Manager Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Portfolio Manager Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, coinvestment or other rights in respect of any such investment, either for the Portfolio Manager Account or otherwise.

     9. LIMITATION OF LIABILITY. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under this Agreement or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of
Section 17 of the Act).

     10. CONFIDENTIALITY. Subject to the duty of the Portfolio Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio Manager Account and the actions of the Portfolio Manager and the Fund in respect thereof.

     11. ASSIGNMENT. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager.

     12. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE FUND. The Fund represents, warrants and agrees that:

          A. The Portfolio Manager has been duly appointed to provide investment services to the Portfolio Manager Account as contemplated hereby.

          B. The Fund has delivered to the Portfolio Manager such instructions governing the investment of the Portfolio Manager Account as are necessary for the Portfolio Manager to carry out its obligations under this Agreement.

          C. Upon certification by the Portfolio Manager that it has adopted a written code of ethics and procedures reasonably necessary to prevent access persons, as defined by said code of ethics, from violating the anti-fraud provisions of Rule 17j-1 under the Act, the Fund will not unreasonably withhold its approval of the code of ethics adopted by the Portfolio Manager provided that the Portfolio Manager certifies to the Fund that in all other material respects the Portfolio Manager's code of ethics complies with Rule 17j-1.

     13. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE PORTFOLIO MANAGER. The Portfolio Manager represents, warrants and agrees that:

          A. It is registered as an "Investment Adviser" under the Investment Advisers Act of 1940 ("Advisers Act").

          B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder, the records identified in Schedule B (as Schedule B may be amended from time to time by the Fund Manager). The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

          C. It will adopt and maintain a written code of ethics complying with the requirements of Rule 17j-1 and submit same and any amendments thereto promptly to the Fund, but not less often than annually. The Portfolio Manager agrees that it will notify the Fund within 15 days of adopting material changes to its code of ethics. While this Agreement is in effect, an officer or general partner of the Portfolio Manager shall certify annually to the Fund that the Portfolio Manager has complied with the requirements of Rule 17j-1 during the previous year and has procedures reasonably necessary to prevent access persons from violating the Portfolio Manager's code of ethics. On an annual basis, the Portfolio Manager shall provide a written report to the Fund describing any issues arising under its code of ethics or procedures since the last report was so submitted, including information about material violations of the code or procedures and any action taken in response to such violations. Upon the written request of the Fund, the Portfolio Manager shall permit the Fund to examine the reports required to be maintained by the Portfolio Manager under Rule 17j-1(c)(1).

          D. Upon request, the Portfolio Manager will promptly supply the Fund with any information concerning the Portfolio Manager and its stockholders, employees and affiliates which the Fund may reasonably require in connection with the preparation of its Registration Statement or amendments thereto, proxy material, reports and other documents required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

     14. AMENDMENT. This Agreement may be amended at any time, but (except for Schedules A and B which may be amended by the Fund Manager acting alone) only by written agreement among the Portfolio Manager, the Fund Manager and the Fund, which amendment, other than amendments to Schedules A and

B, is subject to the approval of the Board of Directors and the Shareholders of the Fund as and to the extent required by the Act.

     15. EFFECTIVE DATE; TERM. This Agreement shall continue in effect until July 31, 2001 and shall continue in effect thereafter provided such continuance is specifically approved at least annually by (i) the Fund's Board of Directors or (ii) a vote of a "majority" (as defined in the Act) of the Fund's outstanding voting securities, provided that in either event such continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined in the Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Act and the Rules and Regulations thereunder.

     16. TERMINATION. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days' written notice to the Portfolio Manager in the case of termination by the Fund or the Fund Manager, or ninety (90) days' written notice to the Fund and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

     17. APPLICABLE LAW. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

     18. SEVERABILITY. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law.

                              LIBERTY ALL-STAR GROWTH FUND, INC.


                              By:
                                  ----------------------------------------------
                                  Title: Secretary


                              LIBERTY ASSET MANAGEMENT COMPANY


                              By:
                                  ----------------------------------------------
                                  Title: President and Chief Executive Officer

ACCEPTED:
TCW INVESTMENT MANAGEMENT COMPANY

By:
    ---------------------------------------
    Title: President

SCHEDULES: A. Operational Procedures For Portfolio Transactions
           B. Record Keeping Requirements
           C. Fee Schedule

                                   SCHEDULE C

                              PORTFOLIO MANAGER FEE


     For services provided to the Portfolio Manager Account, the Fund Manager will pay to the Portfolio Manager, on or before the fifth business day of each calendar quarter, a fee for the previous calendar quarter at the rate of:


     0.10% (0.40% annually) of the Portfolio Manager's Percentage (as defined below) of the average weekly net assets of the Fund up to and including $300 million; and

     0.09% (0.36% annually) of the Portfolio Manager's Percentage of the average weekly net assets of the Fund exceeding $300 million.


     Each quarterly payment set forth above shall be based on the average weekly net assets during such previous calendar quarter. The fee for the period from the date this Agreement becomes effective to the end of the calendar quarter in which such effective date occurs will be prorated according to the proportion that such period bears to the full quarterly period. Upon any termination of this Agreement before the end of a calendar quarter, the fee for the part of that calendar quarter during which this Agreement was in effect shall be prorated according to the proportion that such period bears to the full quarterly period and will be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Portfolio Manager, the value of the Fund's net assets will be computed at the times and in the manner specified in the Registration Statement as from time to time in effect.

     "Portfolio Manager's Percentage" means the percentage obtained by dividing the average weekly net assets in the Portfolio Manager Account by the Fund's average weekly net assets.

                       LIBERTY ALL-STAR GROWTH FUND, INC.

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF
                       LIBERTY ALL-STAR GROWTH FUND, INC.

                  PROXY FOR 2001 ANNUAL MEETING OF SHAREHOLDERS

The undersigned, revoking previous proxies, hereby appoints William J. Ballou, Suzan M. Barron, Russell L. Kane, William R. Parmentier and Vincent P. Pietropaolo, or any one or more of them, attorneys, with power of substitution, to vote all shares of Liberty All-Star Growth Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the 2001 Annual Meeting of the Fund to be held in Room AV-1, 3rd Floor, Federal Reserve Plaza, 600 Atlantic Avenue, Boston, Massachusetts on April 18, 2001 at11:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes or acts, then by that one. This undersigned directs said proxy holders to vote as specified upon the proposals shown below, each of which is described in the proxy statement for the Meeting, receipt of which is acknowledged.

SAID PROXIES WILL VOTE THIS PROXY AS DIRECTED, OR IF NO DIRECTION IS INDICATED, FOR ALL PROPOSALS.

-------------------------------------------------------------------------------
  PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE DO NOT FOLD, STAPLE OR MUTILATE CARD.
-------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?
-------------------------------------------------------------------------------

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE



----------------------------------------------------

        LIBERTY ALL-STAR GROWTH FUND, INC.

----------------------------------------------------

Mark box at  right if an  address  change
has been noted on the  reverse  side of this card.                 [ ]

CONTROL NUMBER:
RECORD DATE SHARES:


Please sign exactly as your name(s) appear(s) above. Corporate proxies should be signed by an authorized officer.

-----------------------
Date

-------------------------------------
Shareholder sign here

-------------------------------------
Co-owner sign here


1.    To elect two Directors of the Fund.

         (01) Richard W. Lowry
         (02) Joseph R. Palombo

       For All Nominees     Withhold        For All Except
           [ ]               [ ]              [ ]

NOTE: If you do not wish your shares voted "FOR" one of the nominees, mark the "FOR ALL EXCEPT" box and strike a line through the name of the nominee. Your shares will be voted "For" the other nominee.

2. To approve the Fund's Portfolio Management Agreement with TCW Investment Management Company.

       For             Against          Abstain
       [ ]               [ ]              [ ]

3. To ratify the selection by the Board of Directors of PricewaterhouseCoopers LLP as the Fund's independent auditors for the year ending December 31, 2001.

       For             Against          Abstain
       [ ]               [ ]              [ ]

4. In their discretion, upon such other business as may properly come before the Meeting.